SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K/A

                         AMENDMENT NO. 1 TO CURRENT REPORT

                          Pursuant to Section 13 of 15(d)
                      of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                  August 1, 1994


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-368-2                       94-0890210
  -----------------       ------------------------       ---------------------
  (State or other         (Commission File Number)       (I.R.S. Employer No.)
  jurisdiction of
  incorporation)

    225 Bush Street, San Francisco, CA                          94104
  ----------------------------------------               ---------------------
  (Address of principal executive offices)                   (Zip Code)

            Registrant's telephone number, including area code:
                              (415) 894-7700


  Item 5.   Other Events.
            ------------

            On August 11, 1994, Chevron filed a Form 8-K which contained, as
            Exhibit 99.1, the August 1, 1994 First Supplemental Indenture to the May 15, 1987 original Indenture between Chevron Capital U.S.A. Inc., Chevron Corporation, and The Chase Manhattan Bank (National Association). Chevron is filing as part of this Amendment No. 1 on Form 8-K/A a revised page 28 to Exhibit 99.1 which corrects the list of authorized officers eligible to sign on behalf of Chevron Capital U.S.A., Inc. and Chevron Corporation.

  Item 7.   Financial Statements and Exhibits.

            (c)   Exhibits.

                  99.1 Revised page 28 to the First Supplemental Indenture dated August 1, 1994.

                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: August 16, 1994

                                            CHEVRON CORPORATION



                                            By      H.P. WALKER
                                              ------------------------
                                                    H.P. Walker
                                                 Assistant Secretary